Proxy

We,

Shubin Wang: a citizen of the People’s Republic of China (ID No.: 220622196506270630), a shareholder of Dalian Vitup Healthcare Management Co. Ltd (hereinafter referred to as “Dalian Vitup”), holding 51% of the shares of the company,

Feng Gu: a citizen of the People’s Republic of China (ID No.: 220602196409190940), a shareholder of Dalian Vitup, holding 49% of the shares of the company,

the undersigned,

do hereby assign all our shares to Dalian Vitup Management Holdings Co. Ltd. (hereinafter referred to as “Dalian Vitup Holdings”) and confer full power of attorney, irrevocably, on the abovementioned corporation as true and lawful attorney-in-fact for me and in my name, place, and stead, and on my behalf, and for my use and benefit regarding the relevant legal affairs relating to the abovementioned assignment as follows .

1.

To constitute and appoint any person whom Dalian Vitup Holdings believes to be right one as our true and lawful attorney and agent for us and in my name, place and stead, to vote as our proxy at the Meeting of the Shareholders of the said corporation in accordance with the laws of the People’s Republic of China and the articles of association of the said company, including but not limit to sell or assign all of our shares of Dalian Vitup or any portion thereof, vote as our agent the material events in the shareholder’s meeting of Dalian Vitup and elect and appoint the directors and senior management of Dalian Vitup. We will issue proxies to the persons appointed by Dalian Vitup Holdings from time to time to the effect of the exercise of voting rights by our proxy.

2.

If Dalian Vitup Holdings appoints us to attend the Meeting of the Shareholders, we hereby promise to exercise our voting rights in accordance with the instructions of the said corporation.

This Proxy shall be effective from the date of the execution of this Proxy to the date of the completion of the assignment hereinunder.

Shubin Wang

Signature: /s/ Shubin Wang

Date:  September 1st 2006

Feng Gu

Signature /s/ Feng Gu

Date:    September 1st 2006